                                   EXHIBIT 3.1

                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)
                                 STATE OF NEVADA
                               Secretary of State

         FILED                                      RECEIPT NO. FY970000547
  IN THE OFFICE OF THE                              DGB
SECRETARY OF STATE OF THE                           06/06/1997
    STATE OF NEVADA                                 REC'D BY Shirley Nodzak

     AUG 08 1997

No. C17014-97
/s/ DEAN HELLER
DEAN HELLER SECRETARY OF STATE

    IMPORTANT: Read instructions on reverse side before completing this form.

                         TYPE OR PRINT (BLACK INK ONLY)

1.   NAME OF CORPORATION:  GOLDPLATE HOLDINGS ENTERPRISES CORP.

2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

     Name of Resident Agent:        STEWART SYTNER
                            ---------------------------------------------------
     Street Address:       210 E. Flamingo         Las Vegas             89109
                    -----------------------------------------------------------
                           Street No. Street Name      City

3.   SHARES: (number of shares the corporation is authorized to issue)
     Number of shares with par value: 1,000,000 Par value: .001 Number of shares without par value: 0

4.   GOVERNING BOARD: shall be styled as (check one): X  Directors      Trustees
                                                                   ----
     The FIRST BOARD OF DIRECTORS shall consist of 1 members and the names and addresses are as follows:

     MILTON MILLER                  P.O. Box 287, Metuchen, NJ 08840
     ------------------------       -------------------------------------------
     Name                           Address

5. PURPOSE (optional -- see reverse side): The purpose of the corporation shall be:

     ---------------------------------------------------------------------

6. OTHER MATTERS: This form includes the minimum statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached
                                                                      ------

7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles (Signatures must be notarized) (Attach additional pages if there are more than two incorporators)

     MILTON MILLER
     ----------------------------------     -----------------------------------
     Name (print)                           Name (print)

     P.O. Box 287, Metuchen, NJ 08840
     ----------------------------------     -----------------------------------
     Address                                Address

     /s/ Milton Miller
     ----------------------------------     -----------------------------------
     Signature                              Signature

     State of Nevada County of Clark        State of          County of
                                                     --------           -------

     This instrument was acknowledged       This instrument was acknowledged
     before me on                           before me on
     March 13, 1997 by                                   , 19    , by
                                            -------------    ----

     Milton Miller
     ----------------------------------     -----------------------------------
     Name of Person                         Name of Person

     As incorporator                        As incorporator

     Of Milton Miller
     -----------------------------          -----------------------------------
     (name of party on behalf of whom       (name of party on behalf of whom
     instrument was executed)               instrument was executed)

     /s/ Betty Ann Jones
     -----------------------------          -----------------------------------
     Notary Public Signature                Notary Public Signature
     (affix notary stamp or seal)           (affix notary stamp or seal)

8.   CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

I, Stewart Sytner hereby accept appointment as Resident Agent for the above named corporation.

/s/ Stewart Sytner                          7/14/97
----------------------------------          -----------------------------------
Signature of Resident Agent

                                       3